SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors High Income Fund II, Inc.

Effective September 18, 2000, the Fund will change its name to Waddell & Reed Advisors Global Bond Fund, Inc. to reflect changes in the Fund's investment strategies and policies approved by the Board of Directors, which are described in the Prospectus, as supplemented.

The following information supplements the disclosure under the caption "Performance Information:"

     The performance results shown are for periods prior to the changes in the Fund's investment strategies and policies and during which the Fund sought to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities.

The following information supplements the disclosure under the caption Investment Strategies, Policies and Practices - Securities - General:"

     The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). WRIMCO typically determines the maturity of a bond that is subject to a put by reference to the put date and the maturity of a callable bond by reference to its stated maturity.

The following information supplements the disclosure under the caption "Investment Strategies, Policies and Practices - Specific Securities and Investment Practices - Foreign Securities and Currencies:"

     During normal market conditions, the Fund will invest primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development. These countries include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey the United Kingdom and the United States. The Fund may invest to a lesser degree in issuers located in other countries.

The following information supplements the disclosure under the caption "Investment Strategies, Policies and Practices - Investment Restrictions and Limitations:"

     The Fund has adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval:

       (i) At least 65% of the Fund's total assets normally will be invested in debt securities.

       (ii) The Fund does not intend to invest more than 35% of it total assets in non-investment-grade debt securities.

       (iii) At least 65% of the Fund's total assets normally will be invested in issuers located in at least three different countries, and no more than 30% of the Fund's total assets normally will be invested in issuers within a single country outside the U.S.

       (iv) The Fund does not intend to invest more than 25% of its total assets in non- U.S. dollar-denominated securities.

To be attached to the cover page of the Statement of Additional Information dated June 30, 2000, of Waddell & Reed Advisors High Income Fund II, Inc.

This Supplement is dated September 15, 2000.